THE NORTHSTAR FUNDS
                          Prospectus Supplement dated
                      October 5, 1998 to Prospectus dated
                                 March 1, 1998


THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUNDS' PROSPECTUS ENTITLED "NORTHSTAR STRATEGIC INCOME FUND" BEGINNING ON PAGE 20:

The Board of Trustees of the Northstar Strategic Income Fund recently approved a proposal for the reorganization of the Northstar Strategic Income Fund (the "Fund"). If the reorganization is approved by the shareholders of the Fund, the Fund's assets will be acquired by the Northstar High Yield Fund, shareholders of the Fund will become shareholders of the Northstar High Yield Fund and the Fund will be terminated. A shareholder meeting to consider the reorganization has been scheduled for November 19, 1998, and if approved the reorganization will be completed on November 20, 1998.














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                        NORTHSTAR HIGH YIELD INVESTMENTS
                  Prospectus Supplement dated October 5, 1998
                       to Prospectus dated March 1, 1998

THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUNDS' PROSPECTUS ENTITLED "NORTHSTAR STRATEGIC INCOME FUND" BEGINNING ON PAGE 6:

The Board of Trustees of the Northstar Strategic Income Fund recently approved a proposal for the reorganization of the Northstar Strategic Income Fund (the "Fund"). If the reorganization is approved by the shareholders of the Fund, the Fund's assets will be acquired by the Northstar High Yield Fund, shareholders of the Fund will become shareholders of the Northstar High Yield Fund and the Fund will be terminated. A shareholder meeting to consider the reorganization has been scheduled for November 19, 1998, and if approved the reorganization will be completed on November 20, 1998.